Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION

As of March 31, 2023

FORWARD-LOOKING STATEMENTS

This presentation contains “forward-looking statements” within the meaning of the federal securities laws that involve risks and uncertainties, many of which are beyond our control. Our actual results could differ materially and adversely from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in the Quarterly Report on Form 10-Q. Forward-looking statements relate to matters such as our industry, business strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, financial condition, liquidity, capital resources, cash flows, dividends, results of operations and other financial and operating information. When used in this presentation, the words “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “should,” “project,” “plan,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

The forward-looking statements contained in this presentation are based on historical performance and management’s current plans, estimates and expectations in light of information currently available to it and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting us will be those that we have anticipated. Actual results may differ materially from these expectations due to the factors, risks and uncertainties described in the Annual Report on Form 10-K, as filed March 28, 2023 (“Annual Report”) and the Company’s Quarterly Report on Form 10-Q filed with the SEC on the date hereof (“Quarterly Report”), changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors described in the “Risk Factors” section of the Annual Report and the Quarterly Report, many of which are beyond our control. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. Any forward-looking statement made by us in this presentation speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

COMPANY OVERVIEW

Corporate Information
		Headquarters	San Diego, CA
		Founded	1999
		Key Geographies	CA, CO, MD, ND & TX
		Employees	17
●	Presidio Property Trust, Inc. (“Presidio” or the “Company”) was founded in 1999 as NetREIT

● ●

Presidio is an internally managed real estate company focused on commercial real estate opportunities in often overlooked and regionally dominant markets

The Company acquires, owns, and manages office and industrial real estate assets in markets with strong demographic and economic drivers with attractive going-in cap rates

Portfolio Summary (Number / Square Footage)
		Office	8 properties / 606,724 sq. ft.
		Retail	3 properties / 65,242 sq. ft.
		Industrial	1 property / 150,099 sq. ft.
		Model Homes (1)	5 funds / 98 homes

●	Presidio’s commercial portfolio currently includes 12 commercial properties with a book value of approximately $93 million

●	In addition to its commercial real estate holdings, Presidio generates fees and rental income from affiliated entities, which manage and/or own a portfolio of model homes (1)	Portfolio Value & Debt
		Book Value	$133.8 million (2)
		Existing Secured Debt	$100.4 million

(1) The Company holds partial ownership interests in several entities which own model home properties (2) Includes book value of model homes

COMMERCIAL PORTFOLIO

($ in000’s) Property Location	Sq., Ft.	Date Acquired	Year Property Constructed	Purchase Price (1)	Occupancy	Percent Ownership	Mortgage On property
Office/Industrial Properties:
Genesis Plaza, San Diego, CA (2)	57,807	08/10	1989	10,000	91.9%	76.4%	6,026
Dakota Center, Fargo, ND	119,434	05/11	1982	9,575	58.1%	100.0%	9,381
Grand Pacific Center, Bismarck, ND	93,711	03/14	1976	5,350	56.0%	100.0%	3,465
Arapahoe Center, Colorado Springs, CO	79,023	12/14	2000	11,850	100.0%	100.0%	7,558
West Fargo Industrial, West Fargo, ND	150,099	08/15	1998/2005	7,900	96.0%	100.0%	4,000
300 N.P., West Fargo, ND	34,517	08/15	1922	3,850	64.4%	100.0%	0
One Park Centre, Westminster CO	69,174	08/15	1983	9,150	84.9%	100.0%	6,133
Shea Center II, Highlands Ranch, CO	121,306	12/15	2000	25,325	60.6%	100.0%	17,158
Baltimore, Baltimore, MD	31,752	12/21	2006	8,892	100.0%	100.0%	5,670
Total Office/Industrial Properties	756,823			$91,892	77.2%		$59,391

Retail Properties:
Union Town Center, Colorado Springs, CO	44,042	12/14	2003	11,212	82.3%	100.0%	7,986
Research Parkway, Colorado Springs, CO	10,700	08/15	2003	2,850	88.8%	100.0%	1,634
Mandolin, Houston, TX (3)	10,500	08/21	2021	4,892	100.0%	61.3%	3,620
Total Retail Properties	65,242			$18,954	86.2%		$13,239

	822,065			$110,846	77.9%		$72,630

(1)	Prior to January 1, 2009, “Purchase Price” includes our acquisition related costs and expenses for the purchase of the property. After January 1, 2009, acquisition related costs and expenses were expensed when incurred until ASU 2017-01 was adopted by the Company in 2017. Since then, acquisition related costs for real estate acquisitions that do not meet the definition of a business, are capitalized.

(2)	Genesis Plaza is owned by two tenants-in-common, each of which own 57% and 43%, respectively, and we beneficially own an aggregate of 76.4%, based on our ownership percentages of each tenant-in-common.

(3)	Owned by NetREIT Highland LLC, which was formed in 2012. NetREIT Highland LLC is wholly owned by NetREIT Palm Self Storage LP (a joint venture where Presidio Property trust owns 61.3%).

MODEL HOMES PORTFOLIO

Geographic Region	No. of Properties	Aggregate Square Feet	Approximate % of Square Feet	Current Base Annual Rent	Approximate of Aggregate % Annual Rent
Midwest	4	12,307	4.2%	$182,748	5.5%
Southeast	4	9,875	3.3%	172,428	5.2%
Southwest	90	272,835	92.5%	2,971,380	89.3%
Total	98	295,017	100%	$3,326,556	100%

CONSOLIDATED BALANCE SHEET

	March 31,	December 31,
	2023	2022
	(Unaudited)
ASSETS
Real estate assets and lease intangibles:
Land	$19,763,455	$19,189,386
Buildings and improvements	129,597,365	125,979,374
Tenant improvements	14,273,012	13,861,839
Lease intangibles	4,110,139	4,110,139
Real estate assets and lease intangibles held for investment, cost	167,743,971	163,140,738
Accumulated depreciation and amortization	(35,757,830)	(34,644,511)
Real estate assets and lease intangibles held for investment, net	131,986,141	128,496,227
Real estate assets held for sale, net	1,884,935	2,016,003
Real estate assets, net	133,871,076	130,512,230
Other assets:
Cash, cash equivalents and restricted cash	11,891,930	16,516,725
Deferred leasing costs, net	1,528,338	1,516,835
Goodwill	2,423,000	2,423,000
Other assets, net (see Note 6)	3,601,246	3,511,681
Total other assets	19,444,514	23,968,241
Investments held in Trust (see Notes 2 & 9)	23,658,838	136,871,183
TOTAL ASSETS	$176,974,428	$291,351,654
LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$98,240,332	$95,899,176
Mortgage notes payable related to properties held for sale, net	1,309,228	999,523
Mortgage notes payable, total net	99,549,560	96,898,699
Accounts payable and accrued liabilities	3,353,449	4,028,564
Accounts payable and accrued liabilities of SPAC (see Notes 2 & 9)	6,586,458	5,046,725
Accrued real estate taxes	1,133,336	1,879,875
Dividends payable preferred stock	178,435	178,511
Lease liability, net	39,360	46,833
Below-market leases, net	16,997	18,240
Total liabilities	110,857,595	108,097,447
Commitments and contingencies (Note 2 & 9):
SPAC Class A common stock subject to possible redemption; 2,187,728 as of March 31, 2023 and 13,225,000 shares as of December 31, 2022 (at $10.45 per share), net of issuance cost of approximately $6,400,000	16,501,755	130,411,135
Equity:
Series D Preferred Stock, $0.01 par value per share; 1,000,000 shares authorized; 913,601 shares issued and outstanding (liquidation preference $25.00 per share) as of March 31, 2023 and 913,987 shares issued and outstanding as of December 31, 2022	9,136	9,140
Series A Common Stock, $0.01 par value per share, shares authorized: 100,000,000; 11,835,264 shares and 11,807,893 shares were issued and outstanding at March 31, 2023 and December 31, 2022, respectively	118,353	118,079
Additional paid-in capital	180,766,097	182,044,157
Dividends and accumulated losses	(140,160,393)	(138,341,750)
Total stockholders’ equity before noncontrolling interest	40,733,193	43,829,626
Noncontrolling interest	8,881,885	9,013,446
Total equity	49,615,078	52,843,072
TOTAL LIABILITIES AND EQUITY	$176,974,428	$291,351,654

CONSOLIDATED STATEMENT OF OPERATIONS

	For the Three Months Ended March 31,
	2023	2022
Revenues:
Rental income	$3,942,053	$4,452,318
Fees and other income	179,438	120,823
Total revenue	4,121,491	4,573,141
Costs and expenses:
Rental operating costs	1,574,990	1,583,473
General and administrative	1,964,620	1,583,691
Depreciation and amortization	1,333,574	1,339,225
Total costs and expenses	4,873,184	4,506,389
Other income (expense):
Interest expense - mortgage notes	(867,767)	(1,017,713)
Interest and other income, net	742,117	73,605
Gain on sales of real estate, net	417,337	1,522,785
Income tax expense	(148,453)	(265,239)
Total other income (expense), net	143,234	313,438
Net income (loss)	(608,459)	380,190
Less: Income attributable to noncontrolling interests	(387,081)	(1,208,676)
Net loss attributable to Presidio Property Trust, Inc. stockholders	$(995,540)	$(828,486)
Less: Preferred Stock Series D dividends	(535,448)	(539,056)
Less: Series A Warrant dividend	—	(2,456,511)
Net loss attributable to Presidio Property Trust, Inc. common stockholders	$(1,530,988)	$(3,824,053)

Net loss per share attributable to Presidio Property Trust, Inc. common stockholders:
Basic & Diluted	$(0.13)	$(0.32)

Weighted average number of common shares outstanding - basic & diluted	11,834,656	11,773,649

CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Three Months Ended March 31,
	2023	2022
Cash flows from operating activities:
Net (loss) income	$(608,459)	$380,190
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Depreciation and amortization	1,333,574	1,339,225
Stock compensation	260,845	280,981
Bad debt expense	54,493	13,416
Gain on sale of real estate assets, net	(417,337)	(1,522,785)
Net change in fair value marketable securities	(72,738)	79,144
Net change in fair value SPAC Trust Account	(664,232)	(10,182)
Amortization of financing costs	72,879	65,018
Amortization of below-market leases	(1,243)	(13,723)
Straight-line rent adjustment	(157,194)	(19,660)
Changes in operating assets and liabilities:
Other assets	219,199	295,357
Accounts payable and accrued liabilities	(764,077)	(1,393,193)
Accounts payable and accrued liabilities for the SPAC	(137,300)	62,908
Accrued real estate taxes	(746,539)	(534,956)
Net cash used in operating activities	(1,628,129)	(978,260)
Cash flows from investing activities:
Real estate acquisitions	(5,039,455)	(2,427,890)
Additions to buildings and tenant improvements	(597,873)	(319,737)
Investment in marketable securities	(1,586,042)	(172,866)
Proceeds from sale of marketable securities	1,437,717	755,989
Investment of SPAC IPO proceeds into Trust Account	(155,403)	(134,895,000)
Withdraw from Trust Account for SPAC taxes	200,050	—
Withdraw from Trust Account for Redemption of SPAC Shares	113,831,930	—
Deletions / (additions) to deferred leasing costs	1,936	(18,352)
Proceeds from sales of real estate, net	1,458,822	14,763,130
Net cash provided by (used in) investing activities	109,551,682	(122,314,726)
Cash flows from financing activities:
Proceeds from mortgage notes payable, net of issuance costs	3,518,981	7,365,855
Repayment of mortgage notes payable	(886,707)	(3,275,234)
Payment of deferred offering costs	—	(3,159,411)
Distributions to noncontrolling interests, net	(518,642)	(258,410)
Proceeds from initial public offering of SPAC	—	132,250,000
Redemption of SPAC shares	(113,831,930)	—
Repurchase of Series D Preferred Stock, at cost	(6,947)	—
Dividends paid to Series D Preferred Stockholders	(535,448)	(539,056)
Dividends paid to Series A Common Stockholders	(287,655)	(1,298,252)
Net cash (used in) provided by financing activities	(112,548,348)	131,085,492
Net (decrease) increase in cash equivalents and restricted cash	(4,624,795)	7,792,506
Cash, cash equivalents and restricted cash - beginning of period	16,516,725	14,702,089
Cash, cash equivalents and restricted cash - end of period	$11,891,930	$22,494,595
Supplemental disclosure of cash flow information:
Interest paid-mortgage notes payable	$1,119,189	$951,727
Non-cash financing activities:
Deferred offering cost SPAC, underwriting commission payable	$4,628,750	$4,628,750
Accrued excise tax on January 24, 2023 SPAC redemptions	$1,140,683	$—
Dividends payable - Preferred Stock Series D	$178,435	$179,685

EBITDAre RECONCILIATION

	For the Three Months Ended March 31,
	2023	2022
Net (loss) income attributable to Presidio Property Trust, Inc. common stockholders	$(1,530,988)	$(3,824,053)
Adjustments
Interest Expense	867,767	1,017,713
Depreciation and Amortization	1,332,330	1,325,503
Asset Impairment	-	-
Net loss (gain) on sale of real estate	(417,337)	(1,522,785)
Gain on PPP Loan Forgiveness	-
Income Taxes	148,453	265,239

EBITDAre	$400,225	$(2,738,383)

FFO AND CORE FFO RECONCILIATION

(Unaudited)

	For the Three Months Ended March 31,
	2023	2022
Net (loss) income attributable to Presidio Property Trust, Inc. common stockholders	$(1,530,988)	$(3,824,053)
Adjustments:
Income attributable to noncontrolling interests	387,081	1,208,676
Depreciation and amortization	1,333,574	1,339,225
Amortization of above and below market leases, net	(1,244)	(13,722)
Impairment of real estate assets	-	-
Loss (Gain) on sale of real estate assets	(417,337)	(1,522,785)
FFO	$(228,914)	$(2,812,659)
Stock Based Compensation	260,845	280,981
Series A Warrant dividend	-	2,456,511
Core FFO	$31,932	$(75,167)

Weighted average number of common shares outstanding - basic	11,834,656	11,773,649

Core FFO / Wgt Avg Share	$0.00	$(0.01)

Quarterly Dividends / Share	$0.022	$0.105

SEGMENT DATA

DEFINITIONS – NON-GAAP MEASUREMENTS

EBITDAre - EBITDAre is defined by NAREIT as earnings before interest, taxes, depreciation, and amortization, gain or loss on disposal of depreciated assets, and impairment write-offs.

Funds from Operations (“FFO”) – The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders. The Company defines FFO, a non-GAAP measure, as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

However, because FFO excludes depreciation and amortization as well as the changes in the value of the Company’s properties that result from use or market conditions, each of which have real economic effects and could materially impact the Company’s results from operations, the utility of FFO as a measure of the Company’s performance is limited. In addition, other REITs may not calculate FFO in accordance with the NAREIT definition as the Company does, and, accordingly, the Company’s FFO may not be comparable to other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of the Company’s performance.

Core Funds from Operations (“Core FFO”) – We calculate Core FFO, a non-GAAP measure, by using FFO as defined by NAREIT and adjusting for certain other non-core items. We also exclude from our Core FFO calculation acquisition costs, loss on early extinguishment of debt, changes in the fair value of the earn-out, changes in fair value of contingent consideration, non-cash warrant dividends and the amortization of stock-based compensation.

We believe Core FFO provides a useful metric in comparing operations between reporting periods and in assessing the sustainability of our ongoing operating performance. Other equity REITs may calculate Core FFO differently or not at all, and, accordingly, the Company’s Core FFO may not be comparable to such other REITs’ Core FFO.